As filed with the Securities and Exchange Commission on September 23, 2010.
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                                                   1933 Act File No. 333-124146
                                                    1940 Act File No. 811-21756


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[X] Preliminary proxy statement.
[ ] Confidential, for use of the Commission only (as permitted by
    Rule 14a-6(e)(2)).
[ ] Definitive proxy statement.
[ ] Definitive additional materials.
[ ] Soliciting material pursuant to Section 240.14a-12


                     FIRST TRUST STRATEGIC HIGH INCOME FUND
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

                                  Preliminary Copy - Draft Of September 23, 2010


                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                   FIRST TRUST STRATEGIC HIGH INCOME FUND III

                            120 East Liberty Drive, Suite 400
                                Wheaton, Illinois 60187

                                                               October __, 2010

Dear Shareholder:

      The accompanying materials relate to the Joint Special Meetings of Shareholders (referred to as the "Meeting") of First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II and First Trust Strategic High Income Fund III (each, a "Fund" and collectively, the "Funds"). The Meeting will be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, on _______, December __, 2010 at _________
Central time.

      At the Meeting, you will be asked (i) to consider and vote on a proposal to approve a new investment management agreement (the "New Advisory Agreement") between your Fund and its current investment advisor, First Trust Advisors L.P. ("First Trust Advisors" or the "Advisor"), (ii) to consider and vote on a proposal to approve a new investment sub-advisory agreement (the "New Sub-Advisory Agreement") among your Fund, the Advisor and its current investment sub-advisor, Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor") and (iii) to transact any other business as may properly come before the Meeting and any adjournments or postponements thereof.

      Upon the closing on October __, 2010 of a transaction (the "Transaction"), which, as described in the accompanying Proxy Statement, resulted in a "change in control" of First Trust Advisors, the investment management agreement between your Fund and the Advisor automatically terminated in accordance with its terms. Moreover, the closing of the Transaction may have also resulted in the automatic termination of the investment sub-advisory agreement among your Fund, Brookfield and the Advisor. The Advisor and the Sub-Advisor continue to provide investment advisory and sub-advisory services, respectively, to each Fund on an interim basis, as permitted by the Investment Company Act of 1940. However, in order for them to continue to provide services to each Fund beyond the interim period, as indicated above, shareholders of each Fund will be asked at the Meeting to vote to approve the respective New Advisory Agreement and the New Sub-Advisory Agreement. The Board of Trustees of each Fund is recommending that shareholders approve both of these agreements.

      Some important facts to note about the Transaction are:

      o The Transaction had no effect on the number of Fund shares you own or the value of those Fund shares.

      o Subject to shareholder approval, First Trust Advisors and Brookfield will continue to provide investment advisory and sub-advisory services, respectively, to each Fund.

      o The contractual advisory and sub-advisory fee rates will not increase.

      o The Transaction is not expected to result in a change in the persons responsible for the management of the Funds or in the operations of the Funds, or in any changes in the investment approach of the Funds.

      YOUR VOTE IS IMPORTANT. Please take a moment now to vote, either by completing and returning your proxy card(s) in the enclosed postage-paid return envelope, by telephone or through the Internet. Your prompt response will be much appreciated.

      We appreciate your participation in this important Meeting.

      Thank you.

                                   Sincerely,


                                   James A. Bowen
                                   Chairman of each Board of Trustees

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      IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSALS OR HOW TO VOTE YOUR SHARES, CALL YOUR FUND'S PROXY SOLICITOR, THE ALTMAN GROUP, INC., AT ________ WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
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                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                   FIRST TRUST STRATEGIC HIGH INCOME FUND III

                     JOINT SPECIAL MEETINGS OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER __, 2010

                       120 East Liberty Drive, Suite 400
                            Wheaton, Illinois 60187

                             JOINT PROXY STATEMENT

                                October __, 2010

To the Shareholders of First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II and First Trust Strategic High Income Fund III:

      Notice is hereby given that the Joint Special Meetings of Shareholders (referred to as the "Meeting") of First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II and First Trust Strategic High Income Fund III (each, a "Fund" and collectively, the "Funds"), each a Massachusetts business trust , will be held on _________, December __, 2010 at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 at ________, Central time, for the following purposes:

              1. For each Fund, to approve a new investment management agreement between such Fund and First Trust Advisors L.P., as investment advisor.

              2. For each Fund, to approve a new investment sub-advisory agreement among such Fund, First Trust Advisors L.P., as investment advisor, and Brookfield Investment Management Inc., as investment sub-advisor.

              3. For each Fund, to transact any other business as may properly come before the Meeting (including any adjournments or postponements thereof).

      The close of business on September ___, 2010 has been fixed as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

                                       By Order of the Boards of Trustees,


                                       W. Scott Jardine
                                       Secretary

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      IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE, AND TO ENSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOU MAY VOTE EASILY AND QUICKLY BY MAIL , TELEPHONE OR THROUGH THE INTERNET. TO VOTE BY MAIL, PLEASE COMPLETE AND MAIL YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. ALTERNATIVELY, SHAREHOLDERS MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSALS OR HOW TO VOTE YOUR SHARES, CALL YOUR FUND'S PROXY SOLICITOR, THE ALTMAN GROUP, INC., AT ________ WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
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                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                   FIRST TRUST STRATEGIC HIGH INCOME FUND II
                   FIRST TRUST STRATEGIC HIGH INCOME FUND III

                     JOINT SPECIAL MEETINGS OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER __, 2010

                       120 East Liberty Drive, Suite 400
                            Wheaton, Illinois 60187

                             JOINT PROXY STATEMENT

                                October __, 2010

      THIS JOINT PROXY STATEMENT AND THE ENCLOSED PROXY CARD WILL FIRST BE MAILED TO SHAREHOLDERS ON OR ABOUT OCTOBER __, 2010.

      This Joint Proxy Statement is furnished by the Boards of Trustees (each, a "Board" and collectively, the "Boards") of First Trust Strategic High Income Fund (the "High Income Fund"), First Trust Strategic High Income Fund II (the "High Income Fund II") and First Trust Strategic High Income Fund III (the "High Income Fund III" and, together with the High Income Fund and the High Income Fund II, the "Funds"), each a Massachusetts business trust, in connection with the solicitation by the Boards of proxies to be voted at the Joint Special Meetings of Shareholders of the Funds to be held on __________, December __, 2010 at the offices of First Trust Advisors L.P., located at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, at ________, Central time and at any and all adjournments or postponements thereof (referred to collectively as the "Meeting"). A Notice of Joint Special Meeting of Shareholders and a proxy card accompany this Joint Proxy Statement. The Boards of the Funds have determined that the use of this Joint Proxy Statement is in the best interests of each Fund in light of the same matters being considered and voted on by shareholders.

      The Boards have fixed the close of business on _____________ as the record date (the "Record Date") for the determination of shareholders of each Fund entitled to notice of, and to vote at, the Meeting.

      As discussed more fully below, shareholders of each Fund are being asked:

              1. To approve a new investment management agreement (the "New Advisory Agreement"), between the Fund and First Trust Advisors L.P. ("First Trust Advisors" or the "Advisor"), the investment advisor to the Fund.

              2. To approve a new investment sub-advisory agreement (the "New Sub-Advisory Agreement"), among the Fund, First Trust Advisors, as investment advisor, and Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor"), the investment sub-advisor to the Fund.

              3. To transact any other business as may properly come before the Meeting (including any adjournments or postponements).

      Each Fund has one class of shares of beneficial interest, par value $0.01 per share, known as common shares ("Shares"). Shareholders of record on the Record Date are entitled to one vote for each Share the shareholder owns and a proportionate fractional vote for any fraction of a Share the shareholder owns.

      On the Record Date, each Fund had the following number of Shares outstanding:

FUND AND TICKER SYMBOL                                SHARES OUTSTANDING
--------------------------------------------          ------------------
First Trust Strategic High Income Fund (FHI)
First Trust Strategic High Income Fund II (FHY)
First Trust Strategic High Income Fund III (FHO)

      Shares of each Fund are listed on the New York Stock Exchange under the ticker symbol shown above.

      For shareholders voting by mail, if the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the Shares represented thereby will be voted in accordance with the instructions marked thereon or, if no instructions are marked thereon, will be voted in the discretion of the persons named on the proxy card. Accordingly, unless instructions to the contrary are marked thereon, a properly executed and returned proxy will be voted FOR the proposal to approve the New Advisory Agreement, FOR the proposal to approve the New Sub-Advisory Agreement and at the discretion of the named proxies on any other matters that may properly come before the Meeting, as deemed appropriate. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Shares in person, or by timely submitting a letter of revocation or a later-dated proxy to the applicable Fund at the above address. A list of shareholders entitled to notice of and to be present and to vote at the Meeting will be available at the offices of the Funds, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, for inspection by any shareholder during regular business hours prior to the Meeting. Shareholders will need to show valid identification and proof of Share ownership to be admitted to the Meeting or to inspect the list of shareholders.

      Under the By-Laws of each Fund, a quorum is constituted by the presence in person or by proxy of the holders of thirty-three and one-third percent (33-1/3%) of the voting power of the outstanding Shares entitled to vote on a matter. For the purposes of establishing whether a quorum is present, all Shares present and entitled to vote, including abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), shall be counted. Any meeting of shareholders may be postponed prior to the meeting with notice to the shareholders entitled to vote at that meeting. Any meeting of shareholders may, by action of the chairman of the meeting, be adjourned to permit further solicitation of proxies without further notice with respect to one or more matters to be considered at such meeting to a designated time and place, whether or not a quorum is present with respect to such matter. In addition, upon motion of the chairman of the meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the Shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice. Unless a proxy is otherwise limited in this regard, any Shares present and entitled to vote at a meeting, including broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment or adjournments.

      Broker-dealer firms holding Shares in "street name" for the benefit of their customers and clients may request voting instructions from such customers and clients. Because broker-dealers may be subject to rules which will not permit them to vote your Shares without instructions, you are encouraged to contact your broker-dealer and record your voting instructions.

      The expense of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and all other costs in connection with the solicitation of proxies to be voted at the Meeting, will be borne by the Advisor. The Advisor will also reimburse brokerage firms and others for their expenses in forwarding proxy solicitation materials to, the person(s) for whom they hold Shares of each Fund. The solicitation of proxies will begin on or about October __, 2010 and will be largely by mail, but may include telephonic, electronic or oral communication by officers and service providers of the Funds, as well as affiliates of such service providers. A proxy solicitation firm, The Altman Group, Inc., has also been engaged to solicit proxies at a cost which is expected to be approximately $_______. As indicated above, this cost will be borne by the Advisor.

      IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON ___________, DECEMBER . THIS JOINT PROXY STATEMENT IS AVAILABLE ON THE INTERNET AT HTTP:_______________ THE FUNDS' MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE ALSO AVAILABLE ON THE INTERNET AT:

      (i)   HTTP:_______________ (FOR THE HIGH INCOME FUND);
      (ii)  HTTP:_______________ (FOR THE HIGH INCOME FUND II); AND
      (iii) HTTP:_______________ (FOR THE HIGH INCOME FUND III).

       THE FUNDS WILL FURNISH, WITHOUT CHARGE, COPIES OF THEIR MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO ANY SHAREHOLDER UPON REQUEST. TO REQUEST A COPY, PLEASE WRITE TO THE ADVISOR AT 120 EAST LIBERTY DRIVE, SUITE 400, WHEATON, ILLINOIS 60187, OR CALL (800) 988-5891.

      YOU MAY CALL (800) 988-5891 FOR INFORMATION ON HOW TO OBTAIN DIRECTIONS TO BE ABLE TO ATTEND THE MEETING AND VOTE IN PERSON.

      In order that your Shares may be represented at the Meeting, please vote your proxy as soon as possible either by mail or by telephone or through the Internet, as indicated on the enclosed proxy card. If voting by mail, you are requested to:

         o   indicate your instructions on the proxy card;

         o   date and sign the proxy card;

         o mail the proxy card promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and

         o allow sufficient time for the proxy card to be received BY ________ CENTRAL TIME, on _____________, DECEMBER ___, 2010. (However, proxies received after this date may still be voted in the event of an adjournment or postponement of the Meeting to a later date.)

                         BACKGROUND AND REASON FOR VOTE

      The Advisor has served as investment advisor to each Fund since its inception, initially pursuant to separate investment management agreements (each, an "Original Advisory Agreement"), between the Advisor and the respective Fund, and currently, as described below, pursuant to interim investment management agreements (each, an "Interim Advisory Agreement"), also between the Advisor and the respective Fund. Brookfield has served as each Fund's sub-advisor since June 29, 2009, and, in this capacity, is responsible for the selection and on-going monitoring of the securities in each Fund's investment portfolio. Brookfield had served as sub-advisor to the Funds pursuant to separate investment sub-advisory agreements among the respective Fund, the Advisor and Brookfield (each, an "Original Sub-Advisory Agreement"), and since October ____, 2010, Brookfield has been providing services to the Funds pursuant to separate interim sub-advisory agreements (each, an "Interim Sub-Advisory Agreement"), also among the respective Fund, the Advisor and Brookfield.

      The Advisor is an Illinois limited partnership formed in 1991 and an investment advisor registered with the Securities and Exchange Commission ("SEC") under the Investment Advisers Act of 1940. The Advisor has one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation, and is controlled by Grace Partners and The Charger Corporation. Grace Partners is a limited partnership that is controlled by its general partner, The Charger Corporation, and has a number of limited partners. The Charger Corporation is an Illinois corporation that was previously controlled by the Robert Donald Van Kampen family. Grace Partners and The Charger Corporation are each located at 407 S. Third Street, Geneva, Illinois, and have a primary business that consists of investment advisory and broker/dealer services through their ownership interests in various entities. In this regard, in addition to their interests in the Advisor, Grace Partners is the sole limited partner, and The Charger Corporation is the sole general partner, of First Trust Portfolios L.P. ("First Trust Portfolios"), a broker-dealer registered under the Securities Exchange Act of 1934.

      On August 24, 2010, members of the Robert Donald Van Kampen family entered into a stock purchase agreement with James A. Bowen, the President of the Advisor, to sell 100% of the common stock of The Charger Corporation to Mr. Bowen (who will hold the interest through a limited liability company of which he is the sole member) (the "Transaction") for $3,000,000 payable at the Transaction closing. The Transaction was completed in accordance with its terms on October ___, 2010. The Transaction is not anticipated to result in any changes in the personnel or operations of the Advisor. Mr. Bowen is a Trustee who is an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund, the Chairman of the Board and the President of the Fund, the President of the Advisor and of First Trust Portfolios and a limited partner of Grace Partners. In light of the Transaction and his interest in and role with the Advisor, Mr. Bowen is deemed to have an interest in this Proposal.

     As required by the 1940 Act, each Original Advisory Agreement and Original Sub-Advisory Agreement provided for its automatic termination in the event of its assignment. The consummation of the Transaction resulted in a change in control of the Advisor and constituted an "assignment," as that term is defined in the 1940 Act, of each Original Advisory Agreement, thus having the effect of automatically terminating each Original Advisory Agreement on October ___, 2010. In addition, the consummation of the Transaction may have constituted an "assignment," as that term is defined in the 1940 Act, of each Original Sub-Advisory Agreement, thus having the effect of also automatically terminating each Original Sub-Advisory Agreement on October ____, 2010. Since that date, the

Advisor and the Sub-Advisor have served as investment advisor and investment sub-advisor to each Fund pursuant to the applicable Interim Advisory Agreement and Interim Sub-Advisory Agreement, respectively. Shareholders of each Fund are being asked to approve the New Advisory Agreement and the New Sub-Advisory Agreement for their Fund.

      Shareholders should be aware of the following:

      o The Transaction had no effect on the number of Fund shares you own or the value of those Fund shares.

      o Subject to shareholder approval, the Advisor and the Sub-Advisor will continue to provide investment advisory and sub-advisory services, respectively, to each Fund.

      o The contractual advisory and sub-advisory fee rates will not increase.

      o The Transaction is not expected to result in a change in the persons responsible for the management of the Funds or in the operations of the Funds, or in any changes in the investment approach of the Funds.

     In anticipation of the completion of the Transaction and the termination of each Original Advisory Agreement and Original Sub-Advisory Agreement, the Board of each Fund held a meeting on September 20, 2010 (the "Board Meeting"), at which, after careful consideration (see "Board Considerations" below), the Trustees determined that, following the Transaction, it would be in the best interests of each Fund for the Advisor to continue to act as investment advisor to the respective Fund and for Brookfield to continue to act as investment sub-advisor to the respective Fund. Accordingly, as permitted under the 1940 Act and Rule 15a-4 thereunder ("Rule 15a-4"), the Board of Trustees of each Fund, including all of the Trustees who are not "interested persons" (as defined in the 1940 Act) of each Fund (the "Independent Trustees"), approved each Interim Advisory Agreement and Interim Sub-Advisory Agreement to ensure the continuation of investment advisory and investment sub-advisory services to the respective Fund. As indicated above, the Interim Advisory Agreements and Interim Sub-Advisory Agreements have been in effect since October ___, 2010 and, pursuant to Rule 15a-4, will be in effect no longer than through March ___, 2011 (the "Interim Termination Date"), which will occur 150 days after the termination of each Original Advisory Agreement and Original Sub-Advisory Agreement (see "The Interim Advisory Agreements" and "The Interim Sub-Advisory Agreements" below). In addition, at the Board Meeting, the Boards approved, subject to shareholder approval, the New Advisory Agreement and the New Sub-Advisory Agreement of each Fund. If shareholders of a Fund do not approve the applicable New Advisory Agreement and/or New Sub-Advisory Agreement, the respective Board will take such action as it deems to be in the best interests of the Fund.

BOARD CONSIDERATIONS

     The Board of each Fund, including the Independent Trustees, approved the Interim Advisory Agreement and the New Advisory Agreement for each Fund (collectively, the "Advisory Agreements") and the Interim Sub-Advisory Agreement and New Sub-Advisory Agreement for each Fund (collectively, the "Sub-Advisory

Agreements" and together with the Advisory Agreements, the "Agreements") at the Board Meeting. The Board determined that the terms of the Agreements are fair and reasonable and that the Agreements are in the best interests of each Fund. The Board also determined that it believes that the scope and quality of services to be provided to each Fund under the Agreements will be at least equivalent to the scope and quality of services provided under each Original Advisory Agreement and each Original Sub-Advisory Agreement (collectively, the "Original Agreements").

     On August 25, 2010, the Independent Trustees were informed about the Transaction, including that the consummation of the Transaction would constitute a change of control of the Advisor and would result in the "assignment" and termination of each Original Advisory Agreement and may also result in the "assignment" and termination of each Original Sub-Advisory Agreement pursuant to their terms and in accordance with Section 15 of the 1940 Act. On August 31, 2010, counsel to the Independent Trustees forwarded to Mr. Bowen and the Advisor a request for information regarding the Transaction. At the Board Meeting, the Board considered the information provided by Mr. Bowen and the Advisor in response to the Independent Trustees' request for information and considered the approval of the Agreements.

     To reach its determination for each Fund, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. In connection with its deliberations regarding the Agreements, the Board noted the Advisor's representation that apart from their effective and termination dates and any provisions of the Interim Advisory Agreements and Interim Sub-Advisory Agreements required by Rule 15a-4, the Advisory Agreements and Sub-Advisory Agreements were the same in all material respects as the Original Agreements. The Board noted that it had recently considered the Advisor's and Sub-Advisor's capabilities at a meeting held on March 20-21, 2010 and had determined to renew each Original Advisory Agreement for an additional one-year term (the "2010 Renewal"). The Board noted that shareholders of each Fund had approved the Original Sub-Advisory Agreement for their respective Fund for a two-year term at a special meeting held on October 14, 2009. The Board considered that in connection with the 2010 Renewal and its approval of the each Original Sub-Advisory Agreement in 2009, it had received a report from each of the Advisor and the Sub-Advisor that, among other things, outlined the services provided by the Advisor and the Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for each Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisor and as compared to fees charged by investment advisors and sub-advisors to comparable funds; expenses of each Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. Prior to the Board Meeting, the Advisor represented to the Board that there had been no material changes to the information provided in March 2010 with respect to the Original Agreements and that the Board could continue to rely on such information. In addition, the Sub-Advisor represented to the Board that, except for the addition of certain portfolio management techniques that the Sub-Advisor had discussed with the Board, there had been no material changes to the information previously provided to the Board and that the Board could continue to rely on such information.

     Because the Board determined that any differences between the Original Agreements and the Agreements were immaterial, the Board determined that much of its previous analysis of the Original Agreements applied to its review and consideration of the Agreements. Accordingly, the Board took note of such prior analysis and supplemented it with the additional considerations noted below. The Independent Trustees also met separately with their independent legal counsel to discuss the Transaction and their consideration of the Agreements.

     In reviewing the Agreements, the Board considered the nature, quality and extent of services to be provided by the Advisor and the Sub-Advisor to each Fund under the Agreements. The Board noted that the Transaction was not expected to result in any changes to the personnel of the Advisor and Sub-Advisor responsible for providing services to the Funds. The Board also considered the representations of both the Advisor and the Sub-Advisor that there will be no diminution in services provided under the Agreements. In light of the information presented and the considerations made at the Board Meeting, including the considerations made with respect to the Original Agreements, the Board concluded that the nature, quality and extent of services to be provided to each Fund by the Advisor and the Sub-Advisor under the Agreements are expected to be satisfactory.

     The Board considered the advisory and sub-advisory fees payable by each Fund under the Agreements, noting that they would be the same as the fees payable by each Fund under the Original Agreements. The Board considered that in connection with the 2010 Renewal it had reviewed the advisory fees charged by the Advisor to similar funds and other non-fund clients, and had noted that the Advisor does not provide advisory services to clients with investment objectives and policies similar to the Funds'. The Board also considered that it had reviewed information provided by the Sub-Advisor as to the fees it charges to other similar clients. The Board also considered performance information for each Fund, including each Fund's quarterly performance report, which is part of the process that the Board has established for monitoring each Fund's performance and portfolio risk on an ongoing basis. The Board also considered the changes in each Fund's investment strategies and changes made to each Fund's portfolio since the Sub-Advisor began managing each Fund's portfolio in 2009. In light of the information presented on the fees and performance of each Fund and the considerations made at the Board Meeting, including the considerations made with respect to the Original Agreements, the Board concluded that the advisory and sub-advisory fees for each Fund were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by the Advisor and Sub-Advisor to each Fund under the Agreements.

     The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels for each Fund reflect any economies of scale for the benefit of shareholders. The Board concluded that the advisory fee for each Fund continues to reflect an appropriate level of sharing of any economies of scale at each Fund's current asset levels. The Board noted that in connection with the 2010 Renewal it had reviewed the costs of the services provided and profits realized by the Advisor from serving as investment manager to each Fund for the twelve months ended December 31, 2009. The Board considered its prior conclusion that the Advisor's profitability for each Fund appeared to be not excessive in light of the services provided to each Fund. The Board considered whether the Advisor derives any ancillary benefits from its relationship with each Fund and noted that the typical fall-out benefits to the Advisor such as soft dollars are not present. The Board noted that the Advisor will receive compensation from each Fund for providing fund reporting services. The Board concluded that any other fall-out benefits received by the Advisor or its affiliates would appear to be limited. The Board also considered information regarding a private lawsuit involving the Advisor and each Fund alleging misleading disclosure in each Fund's registration statement. The Board noted the Advisor's representation that the lawsuit would not impact the Advisor's ability to perform under the Agreements.

     The Board considered that the sub-advisory fee rate for each Fund was negotiated at arm's length between the Advisor and the Sub-Advisor, an unaffiliated third party. The Board noted that the overall management fee structure for each Fund reflects an appropriate level of sharing of any economies of scale. The Board noted that the Sub-Advisor does not maintain soft-dollar arrangements in connection with its management of each Fund's portfolio and that the Sub-Advisor indicated that it does not receive any material fall-out benefits from its relationship to each Fund.

     Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board's analysis.

     Accordingly, the Board recommends that shareholders of each Fund vote to approve the New Advisory Agreement and the New Sub-Advisory Agreement on behalf of their respective Fund.


    PROPOSAL 1: APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT FOR EACH FUND

THE ORIGINAL ADVISORY AGREEMENTS

      Set forth below, with respect to each Original Advisory Agreement, are:
(1) the date of the Original Advisory Agreement; (2) the date on which the Original Advisory Agreement was last submitted to a vote of the shareholders of the applicable Fund and the purpose of such submission; and (3) the actions taken by the applicable Fund's Board with respect to the Original Advisory Agreement since the beginning of the Fund's last fiscal year:

                                                                                       BOARD ACTION SINCE
                         DATE OF ORIGINAL ADVISORY      DATE AND PURPOSE OF LAST       BEGINNING OF LAST FISCAL
       FUND                       AGREEMENT             SUBMISSION TO SHAREHOLDERS     YEAR
-------------------      -------------------------      ---------------------------    ---------------------------
                                                           July 19, 2005               Approval of continuation
                                                        (Initial shareholder           (March 1-2, 2009 and March
High Income Fund         July 26, 2005                       approval)                 21-22, 2010)

                                                           March 21, 2006              Approval of continuation
                                                        (Initial shareholder           (March 1-2, 2009 and March
High Income Fund II      March 28, 2006                      approval)                 21-22, 2010)

                                                           March 21, 2007              Approval of continuation
                                                        (Initial shareholder           (March 1-2, 2009 and March
High Income Fund III     March 27, 2007                      approval)                 21-22, 2010)

THE INTERIM ADVISORY AGREEMENTS

      Many of the terms of each Interim Advisory Agreement are the same as those of the respective Original Advisory Agreement; however, in addition to various updates, there are differences in provisions relating to the effective date and, consistent with the requirements of Rule 15a-4, termination and compensation. Unless terminated sooner in accordance with its terms, each Interim Advisory Agreement will continue to be in effect through the Interim Termination Date or until shareholders of each respective Fund approve a New Advisory Agreement for such Fund, whichever occurs first. In addition, each Interim Advisory Agreement may be terminated by action of the respective Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules and regulations thereunder) of the respective Fund upon 10 calendar days' written notice to the Advisor, without payment of any penalty.

      The rates of compensation paid to the Advisor are the same under each applicable Interim Advisory Agreement, Original Advisory Agreement and New Advisory Agreement. The compensation accrued under each Interim Advisory Agreement, however, is to be held in an interest-bearing escrow account with the respective Fund's custodian or another bank designated by such Fund. If each New Advisory Agreement is approved by shareholders of the respective Fund by the Interim Termination Date, the amount in the escrow accounts (including the interest earned) will be paid to the Advisor. However, if shareholders of a Fund do not approve its New Advisory Agreement by such date, the Advisor will be paid, out of such Fund's escrow account, the lesser of: (i) any costs incurred by the Advisor in performing services under the Interim Advisory Agreement (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (plus interest earned).

COMPARISON OF CERTAIN TERMS OF THE NEW ADVISORY AGREEMENTS AND ORIGINAL ADVISORY
   AGREEMENTS

      Below is a brief comparison of certain terms of the Original Advisory Agreements to the corresponding terms of the New Advisory Agreements. Many of the terms of the New Advisory Agreements, including fees payable to the Advisor by each Fund thereunder, are substantially the same in all material respects to the terms of the corresponding Original Advisory Agreements; however the New Advisory Agreements include new effective dates and have been updated in certain other respects (including, among other things, the elimination of certain provisions that were in effect for a limited time or are otherwise no longer relevant). The form of New Advisory Agreement is attached to this Proxy Statement as Exhibit A and the description of the New Advisory Agreements is qualified in its entirety by reference to such Exhibit.

      Advisory Services. As was the case under the Original Advisory Agreements, under the New Advisory Agreements, the Advisor will agree to act as the investment advisor for, and to manage the investment and reinvestment of the assets of, each Fund in accordance with such Fund's investment objective and policies and limitations, and will administer the Fund's affairs to the extent requested by and subject to the supervision of the Fund's Board. Moreover, the New Advisory Agreements provide, and the Original Advisory Agreements also provided, that the investment of each Fund's assets will be subject to the Fund's policies, restrictions and limitations with respect to securities investments as set forth in the Fund's then current registration statement under the 1940 Act, and all applicable laws and the regulations of the SEC relating to the management of registered closed-end management investment companies. In addition, the Advisor agreed under the Original Advisory Agreements, and will agree under the New Advisory Agreements, to furnish office facilities and equipment as well as certain clerical, bookkeeping and administrative services. Finally, as was the case under the Original Advisory Agreements, under the New Advisory Agreements, subject to the applicable requirements of the 1940 Act, the Advisor may, at its own cost and expense, retain one or more sub-advisors to serve the Funds.

      Fees. As was the case under the Original Advisory Agreements, as compensation for its services and facilities furnished to each Fund under the New Advisory Agreements, the Advisor will be entitled to receive, on a monthly basis, an investment management fee equal to the annual rate of 0.90% of such Fund's "Managed Assets." The term "Managed Assets" means the average daily gross asset value of a Fund (including assets attributable to the Fund's preferred shares, if any, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares). During each Fund's last fiscal year, the aggregate amount of the advisory fees paid to the Advisor under the respective Original Advisory Agreement by (i) the High Income Fund was $308,473; (ii) the High Income Fund II was $484,956; and (iii) the High Income Fund III was $251,569.

      The Funds have similar investment objectives. As of September 10, 2010, the approximate amount of net assets of (i) the High Income Fund was $40,854,128; (ii) the High Income Fund II was $59,371,595; and (iii) the High Income Fund III was $55,113,528.

      Limitation of Liability. As was the case under the Original Advisory Agreements, each New Advisory Agreement provides that the Advisor will not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention has been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation has been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under such Agreement.

      Continuance. Each Original Advisory Agreement was originally in effect for an initial term of two years and could be continued thereafter for successive one-year periods if such continuance was specifically approved, at least annually, in the manner required by the 1940 Act. Similarly, if the New Advisory Agreements are approved by shareholders, each will expire on the two-year anniversary of the date of its effectiveness unless continued and, thereafter, may be continued for successive one-year periods if such continuance is specifically approved, at least annually, in the manner required by the 1940 Act.

      Termination. As was the case under each Original Advisory Agreement, each New Advisory Agreement provides that it (a) will automatically terminate in the event of its assignment (as defined in the 1940 Act and the rules and regulations thereunder), (b) may be terminated at any time without the payment of any penalty by the respective Fund or by the Advisor upon 60 days' written notice to the other party, and (c) may be terminated by action of the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules and regulations thereunder) of the respective Fund, accompanied by appropriate notice. In addition, each Original Advisory Agreement was, and each New Advisory Agreement is, terminable at any time without the payment of any penalty, by the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules and regulations thereunder) of the respective Fund, in the event that it is established by a court of competent jurisdiction that the Advisor or any of its officers or directors has taken any action that results in a breach of the covenants of the Advisor set forth in such Agreement.

SECTION 15(F) OF THE 1940 ACT

      Section 15(f) of the 1940 Act is a safe harbor that provides that, when a change in control of an investment advisor occurs, the investment advisor or any of its affiliated persons may receive any amount or benefit in connection with the change in control as long as two conditions are met. The first condition specifies that no "unfair burden" may be imposed on the investment company as a result of a transaction relating to the change in control, or any express or implied terms, conditions or understandings. The term "unfair burden" as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control transaction whereby the investment advisor (or predecessor or successor advisor), or any interested person of any such investment advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property, to, from or on behalf of the investment company (other than fees for bona fide principal underwriting services). The second condition specifies that, during the three-year period immediately following consummation of the change in control transaction, at least 75% of the investment company's board of directors/trustees must not be "interested persons" (as defined in the 1940 Act) of the investment advisor or predecessor advisor. If either condition of Section 15(f) is not met, the safe harbor is not available.

      The Boards have not been advised of any circumstances arising under the Transaction that might result in the imposition of an "unfair burden" being imposed on the Funds. In addition, the Funds have adopted procedures which include steps intended to cause the conditions of Section 15(f) to be met.

ADDITIONAL INFORMATION ABOUT THE FUNDS AND THE ADVISOR

      A list of the officers of each Fund and the managing directors and principal officers of the Advisor, their positions with each Fund and/or the Advisor, and their principal occupations are set forth below. Certain officers of each Fund have an equity interest in the limited partner of the Advisor.

   NAME         POSITION WITH     POSITION WITH     PRINCIPAL OCCUPATION
                  THE FUND        THE ADVISOR
James A. Bowen  President,        President         President, First Trust Advisors L.P.
                Chairman of the                     and First Trust Portfolios L.P.;
                Board, Chief                        Chairman of the Board of Directors,
                Executive                           BondWave LLC and Stonebridge Advisors
                Officer and                         LLC
                Trustee

Mark R.         Treasurer,        Managing          Chief Financial Officer, First Trust
Bradley         Controller,       Director and      Advisors L.P. and First Trust
                Chief Financial   Chief Financial   Portfolios L.P.; Chief Financial
                Officer and       Officer           Officer, BondWave LLC and Stonebridge
                Chief Accounting                    Advisors LLC
                Officer

Kathleen W.     None              Chief Compliance  Chief Compliance Officer, First Trust
Brown                             Officer           Advisors L.P. and First Trust
                                                    Portfolios L.P.

Robert F.       None              Chief Investment  Chief Investment Officer, First Trust
Carey                             Officer           Advisors L.P. and First Trust
                                                    Portfolios L.P.

Erin E.         Assistant         Assistant         Assistant General Counsel, First
Chapman         Secretary         General Counsel   Trust Advisors L.P. and First Trust
                                                    Portfolios L.P.

James M. Dykas  Assistant         Senior Vice       Senior Vice President, First Trust
                Treasurer         President         Advisors L.P. and First Trust
                                                    Portfolios L.P.


                                    -13-


   NAME         POSITION WITH     POSITION WITH     PRINCIPAL OCCUPATION
                  THE FUND        THE ADVISOR

Christopher R.  Assistant Vice    Assistant Vice    Assistant Vice President, First Trust
Fallow          President         President         Advisors L.P. and First Trust
                                                    Portfolios L.P.

R. Scott Hall   None              Managing          Managing Director, First Trust Advisors
                                                    L.P. and First Trust
                                                    Portfolios L.P.

W. Scott        Secretary and     General Counsel   First Trust Advisors
Jardine         Chief Compliance                    L.P. and First Trust Portfolios L.P. and
                Officer                             BondWave LLC; Secretary of Stonebridge
                                                    Advisors LLC

Daniel J.       Vice President    Senior Vice       Senior Vice President, First Trust
Lindquist                         President         Advisors L.P. and First Trust
                                                    Portfolios L.P.

Coleen D.       Assistant Vice    Assistant Vice    Assistant Vice President, First Trust
Lynch           President         President         Advisors L.P. and First Trust
                                                    Portfolios L.P.

Kristi A.       Assistant         Deputy General    Deputy General Counsel, First Trust
Maher           Secretary and     Counsel           Advisors L.P. and First Trust
                Deputy Chief                        Portfolios L.P.
                Compliance
                Officer

Ronald D.       None              Managing          Managing Director, First Trust
McAlister                         Director          Advisors L.P. and First Trust
                                                    Portfolios L.P.

      The business address of the Advisor and each officer and managing director of the Advisor is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

SHAREHOLDER APPROVAL AND REQUIRED VOTE

      To become effective for a Fund, the applicable New Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of such Fund. The "vote of a majority of the outstanding voting securities" of a Fund for this purpose, as defined in the 1940 Act, means the vote of the lesser of
(i) 67% or more of the Shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding Shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding Shares of the Fund. For purposes of determining the approval of each New Advisory Agreement, abstentions and broker non-votes will have the effect of a vote against this Proposal.

       IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING PROPOSAL 1 OR HOW TO VOTE YOUR SHARES, CALL THE FUNDS' PROXY SOLICITOR, THE ALTMAN GROUP, INC., AT ____________ WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

        THE BOARD OF TRUSTEES OF EACH FUND RECOMMENDS THAT SHAREHOLDERS VOTE TO
                     APPROVE THE NEW ADVISORY AGREEMENTS.

  PROPOSAL 2: APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENTS FOR THE FUNDS

BROOKFIELD INVESTMENT MANAGEMENT INC.

General and Organizational Information

      Brookfield Investment Management Inc. ("Brookfield"), an indirect wholly-owned subsidiary of Brookfield Asset Management Inc.(1) ("BAM"), is a Delaware corporation organized in 1989 and a registered investment adviser under the Investment Advisers Act of 1940, as amended. The business address of Brookfield and its officers and directors is Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010. As of August 31, 2010, Brookfield and its affiliates had approximately $23 billion in assets under management. Brookfield's clients include pension plans, foundations and endowments, insurance companies, financial institutions, mutual funds, closed-end funds and structured products. Brookfield also provides portfolio evaluation and consultation services. In its investment process, Brookfield focuses on relative value opportunities. BAM, an Ontario, Canada corporation, is a global asset manager focused on property, power and other infrastructure assets and has its principal place of business at Brookfield Place, 181 Bay Street, Suite 300, P.O. Box 762, Toronto, Ontario M5J 2T3.

      A list of the directors and principal officers of the Sub-Advisor, their positions with the Sub-Advisor and their principal occupations are set forth below:

          NAME                           POSITION WITH BROOKFIELD                       PRINCIPAL OCCUPATION
Kim G. Redding     Member of the Board of Directors, Chief Executive                    Chief Executive Officer and
                   Officer, Chief Investment Officer                                    Chief Investment Officer of
                   President of several investment companies advised by Brookfield      Brookfield

Jonathan C. Tyras  Managing Director, Secretary, General Counsel and Chief              Managing Director, Secretary,
                   Financial Officer                                                    General Counsel and Chief
                   Secretary of several investment companies advised by                 Financial Officer of Brookfield
                   Brookfield

Seth A. Gelman     Director, Chief Compliance Officer ("CCO")                           CCO of Brookfield
                   CCO of several investment companies advised by
                   Brookfield

(1) Brookfield is an indirect wholly-owned subsidiary of BAM. HCM Holdings, Inc. ("HCM") is the sole shareholder of Brookfield. HCM is a wholly-owned subsidiary of Brookfield Investment Management Holdings Inc. ("Brookfield Holdings"). Brookfield Holdings is a wholly-owned subsidiary of Brookfield US Corporation, which is a wholly-owned subsidiary of Brookfield US Holdings Inc. Brookfield US Holdings Inc. is a wholly-owned subsidiary of BAM. Brookfield, HCM, Brookfield Holdings and Brookfield US Corporation are each located at Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010. BAM and Brookfield US Holdings Inc. are each located at Brookfield Place, 181 Bay Street, Suite 300, P.O. Box 762, Toronto, Ontario M5J 2T3.

SIMILAR INVESTMENT COMPANIES ADVISED BY BROOKFIELD

      In addition to the Funds, which, as noted in Proposal 1 under "COMPARISON OF CERTAIN TERMS OF THE NEW ADVISORY AGREEMENTS AND ORIGINAL ADVISORY AGREEMENTS--Fees" have similar investment objectives, Brookfield currently acts as investment adviser to several other investment companies, set forth in the table below, with investment objectives and policies that are similar to, or that overlap with, those of the Funds:

                                                        APPROXIMATE NET
                                                        ASSETS AS OF               INVESTMENT ADVISORY
 FUND                                                   AUGUST 31, 2010            ANNUAL FEE RATE
--------------------------------------------            ------------------         ----------------------------------
Helios Advantage Income Fund, Inc. (HAV)(1)             $ 48.5 million             0.65% of average daily net assets

Helios High Income Fund, Inc. (HIH)(1)                  $ 36.7 million             0.65% of average daily net assets

Helios Multi-Sector High Income Fund, Inc. (HMH)(1)     $ 40.5 million             0.65% of average daily net assets

Helios Strategic Income Fund, Inc. (HSA)(1)             $ 34.8 million             0.65% of average daily net assets

Helios Strategic Mortgage Income Fund, Inc. (HSM)(2)    $ 63.6 million             0.65% of average weekly net assets

Helios Total Return Fund, Inc. (HTR)(2)                 $ 182 million              0.65% of average weekly net assets

Helios High Yield Fund (HHY) (3)                        $ 65.3 million             0.70% of average weekly net assets

(1) Until July 28, 2010, annual operating expenses were capped at 1.30% of the fund's net assets. These funds are subject to an additional annual fee payable to Brookfield of 0.15% of the fund's average daily net assets for administrative services.

(2) These funds are subject to an additional annual fee payable to Brookfield of 0.20% of average weekly net assets for administrative services.

(3) The fund's operating expenses are capped at 1.65% of the average annual value of the total assets minus the sum of accrued liabilities (other than the aggregate indebtedness constituting financial leverage)

THE ORIGINAL SUB-ADVISORY AGREEMENTS

      Each Original Sub-Advisory Agreement was dated October 14, 2009 and was approved by the shareholders of the respective Fund at a special meeting held on such date; in that regard, Brookfield succeeded Valhalla Capital Partners, LLC as sub-advisor to each Fund. Since the beginning of each Fund's last fiscal year, the respective Original Sub-Advisory Agreement was approved by its Board at a meeting held on June 29, 2009 and its continuation was approved on March 21-22, 2010.

THE INTERIM SUB-ADVISORY AGREEMENTS

      Many of the terms of each Interim Sub-Advisory Agreement are substantially the same as those of each Original Sub-Advisory Agreement; however, in addition to various updates, there are differences in provisions relating to the effective date and, consistent with the requirements of Rule 15a-4, termination and compensation. Unless terminated sooner in accordance with its terms, each Interim Sub-Advisory Agreement will continue to be in effect through the Interim Termination Date or until shareholders of each respective Fund approve a New Sub-Advisory Agreement for such Fund, whichever occurs first. In addition, each Interim Sub-Advisory Agreement may be terminated by action of the respective Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the respective Fund upon 10 calendar days' written notice to the Sub-Advisor, without payment of any penalty.

      The rate of compensation paid to the Sub-Advisor is the same under each applicable Interim Sub-Advisory Agreement, Original Sub-Advisory Agreement and New Sub-Advisory Agreement. The compensation accrued under each Interim Sub-Advisory Agreement, however, is to be held in an interest-bearing escrow account with the respective Fund's custodian or another bank designated by such Fund. If each New Sub-Advisory Agreement is approved by shareholders of the respective Fund by the Interim Termination Date, the amounts in the escrow accounts (including the interest earned) will be paid to the Sub-Advisor. However, if shareholders of a Fund do not approve its New Sub-Advisory Agreement by such date, the Sub-Advisor will be paid, out of such Fund's escrow account, the lesser of: (i) any costs incurred by the Sub-Advisor in performing services under the Interim Sub-Advisory Agreement (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow account (plus interest earned).

COMPARISON OF THE NEW SUB-ADVISORY AGREEMENTS AND ORIGINAL SUB-ADVISORY
AGREEMENTS

      Below is a brief comparison of certain terms of the Original Sub-Advisory Agreements to the corresponding terms of the New Sub-Advisory Agreements. Many of the terms of the New Sub-Advisory Agreements, including fees payable to the Sub-Advisor by the Advisor thereunder, are substantially the same in all material respects to the terms of the corresponding Original Sub-Advisory Agreements; however the New Sub-Advisory Agreements include a new effective date and have been updated in certain other respects. The form of New Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit B and the description of the New Sub-Advisory Agreements is qualified in its entirety by reference to such Exhibit.

      Sub-Advisory Services. As was the case under the Original Sub-Advisory Agreements, under the New Sub-Advisory Agreements the Sub-Advisor will furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for each Fund's investment portfolio, all on behalf of such Fund and subject to the supervision of the Fund's Board and the Advisor. In addition, as was the case under the Original Sub-Advisory Agreements, under the New Sub-Advisory Agreements, the Sub-Advisor is required to monitor each Fund's investments and to comply with the provisions of the Fund's Declaration of Trust and By-Laws and the stated investment objectives, policies and restrictions of the Fund; however, with respect to the obligation to monitor a Fund's investments, the New Sub-Advisory Agreements state that except for the Sub-Advisor's compliance responsibilities with respect to its portfolio services, the Advisor will remain responsible for the oversight of compliance with the Fund's policies and procedures and its Prospectus and Statement of Additional Information. In addition, under each New Sub-Advisory Agreement, the Sub-Advisor will assist in the valuation of portfolio securities held by the Fund as requested by the Advisor or the Fund. Moreover, each New Sub-Advisory Agreement provides that unless the applicable Board determines otherwise, the Sub-Advisor will vote proxies solicited by or with respect to the issuers of securities corresponding to assets of the Fund's investment portfolio allocated by the Advisor to the Sub-Advisor.

      Brokerage. As was the case under the Original Sub-Advisory Agreements, the New Sub-Advisory Agreements authorize the Sub-Advisor to select the brokers or dealers that will execute the purchases and sales of portfolio investments for the respective Fund, and direct the Sub-Advisor to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of each Fund's orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided.

      Fees. As was the case under the Original Sub-Advisory Agreements, under the New Sub-Advisory Agreements, the Advisor will pay the Sub-Advisor a portfolio management fee on a monthly basis. Both the Original Sub-Advisory Agreements and the New Sub-Advisory Agreements provide that for services provided and expenses assumed, the Advisor will pay the Sub-Advisor a fee equal to the annual rate of 0.45% of the respective Fund's "Managed Assets." The term "Managed Assets" means the average daily gross asset value of a Fund (including assets attributable to such Fund's preferred shares, if any, and the principal amount of borrowings, if any), minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes or other forms of indebtedness issued by the Fund); the liquidation preference of any outstanding preferred shares of the Fund is not treated as a liability for purposes of determining "Managed Assets." During each Fund's last fiscal year, the aggregate amount of the advisory fees paid by the Advisor to the Sub-Advisor under the respective Original Sub-Advisory Agreement by (i) the High Income Fund was $137,685; (ii) the High Income Fund II was $216,518; and (iii) the High Income Fund III was $108,198.

      Payment of Expenses. As was the case under the Original Sub-Advisory Agreements, under each New Sub-Advisory Agreement, the Sub-Advisor will agree to pay all expenses it incurs in connection with its activities under such Agreement other than the cost of securities and other assets (including brokerage commissions, transfer fees, registration costs, taxes and other similar costs and transaction-related expenses and fees arising out of transactions for the Fund, if any) purchased for each Fund. Moreover, the Sub-Advisor shall not be responsible for payment of any taxes due on capital or income held or collected for the Fund.

      Limitation on Liability. As was the case under the Original Sub-Advisory Agreements, each New Sub-Advisory Agreements provides that the Sub-Advisor will not be liable for, and the applicable Fund and the Advisor will not take any action against the Sub-Advisor to hold the Sub-Advisor liable for, any error of judgment or mistake of law or for any loss suffered by the respective Fund or the Advisor in connection with the performance of the Sub-Advisor's duties under such Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in the performance of its duties under the Agreement, or by reason of its reckless disregard of its obligations and duties under the Agreement.

      Indemnification. As was the case under the Original Sub-Advisory Agreements, under each New Sub-Advisory Agreement, the respective Fund will indemnify and hold harmless the Sub-Advisor, its affiliates and their directors, officers, employees, agents and any person controlled by or controlling the Sub-Advisor from and against, any and all losses, claims, damages, liabilities or litigation (including reasonable attorney's fees and expenses) (collectively, "Losses") incurred by the Sub-Advisor directly relating to the actions of any previous sub-advisor of the Fund, including any claims by third parties (including, but not limited to, any claims made or actions brought by any administrative or regulatory authority) relating to, arising from or premised on any Losses arising out of or relating to the Fund's investments in any securities that were owned by the Fund on June 29, 2009 (provided that such indemnification arising from or premised on any Losses arising out of or relating to the Fund's investments in any securities that were owned by the Fund on June 29, 2009 shall not apply in the event that such Losses are finally judicially determined to have resulted from the willful misfeasance, bad faith or gross negligence on the part of the Sub-Advisor in the performance of its duties under such Agreement, or by reason of the Sub-Advisor's reckless disregard of its obligations and duties under such Agreement).

      Continuance. Each Original Sub-Advisory Agreement provided that it would be in effect for an initial term until October 14, 2011 and could be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act and rules and regulations thereunder. If the shareholders of a Fund approve the applicable New Sub-Advisory Agreement, it will expire on the two-year anniversary of the date of its effectiveness unless continued and, thereafter, may be continued for successive one-year periods if such continuance is specifically approved, at least annually, in the manner required by the 1940 Act.

      Termination. As was the case under each Original Advisory Agreements, each New Sub-Advisory Agreements provides that it (a) will automatically terminate in the event of its assignment (as defined in the 1940 Act and the rules and regulations thereunder), (b) may be terminated at any time without the payment of any penalty by the Advisor or the Sub-Advisor upon 60 days' written notice to the other parties, and (c) may be terminated by action of the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules and regulations thereunder) of each Fund upon 60 days' written notice to the Sub-Advisor by the Fund without the payment of any penalty. In addition, each Original Sub-Advisory Agreement was, and each New Sub-Advisory Agreement is, terminable at any time without the payment of any penalty by the Advisor, the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act and the rules and regulations thereunder) of each Fund in the event that it is established by a court of competent jurisdiction that the Sub-Advisor or any of its officers or directors has taken any action that results in a breach of the material covenants of the Sub-Advisor set forth in the Agreement.

SHAREHOLDER APPROVAL AND REQUIRED VOTE

      To become effective for a Fund, the applicable New Sub-Advisory Agreement must be approved by a vote of a majority of the outstanding voting securities of such Fund. The "vote of a majority of the outstanding voting securities" of a Fund for this purpose, as defined in the 1940 Act, means the vote of the lesser of (i) 67% or more of the Shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding Shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding Shares of the Fund. For purposes of determining the approval of each New Sub-Advisory Agreement, abstentions and broker non-votes will have the effect of a vote against this Proposal.

      IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING PROPOSAL 2 OR HOW TO VOTE YOUR SHARES, CALL THE FUNDS' PROXY SOLICITOR, THE ALTMAN GROUP, INC., AT __________ WEEKDAYS FROM _____ A.M. TO _____ P.M. EASTERN TIME.

       THE BOARD OF TRUSTEES OF EACH FUND RECOMMENDS THAT SHAREHOLDERS VOTE TO
                     APPROVE THE NEW SUB-ADVISORY AGREEMENTS.

                             ADDITIONAL INFORMATION

THE ADMINISTRATOR, ACCOUNTING AGENT AND TRANSFER AGENT

      BNY Mellon Investment Servicing (US) Inc. acts as the administrator, accounting agent and transfer agent to each Fund and its principal U.S. office is located at 4400 Computer Drive, Westborough, Massachusetts 01581.

BENEFICIAL OWNERSHIP OF SHARES

Control Persons and Principal Holders

      To the knowledge of the respective Board of Trustees, as of the Record Date, no single shareholder or "group" (as that term is used in Section 13(d) of the 1934 Act) beneficially owned more than 5% of a Fund's outstanding Shares, except as described in the following table. Information as to beneficial ownership of Shares, including percentage of Shares beneficially owned, is based on reports filed with the SEC by such holders and a securities position listing report from The Depository Trust & Clearing Corporation as of the Record Date. The Funds do not have any knowledge of the identity of the ultimate beneficiaries of the Shares listed below. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of control.


------------------------------ ----------------- ------------------------------ ----------------------------------
         SHAREHOLDER               ADDRESS             PERCENT OWNERSHIP              NUMBER OF SHARES HELD
------------------------------ ----------------- ------------------------------ ----------------------------------

------------------------------ ----------------- ------------------------------ ----------------------------------




         Trustees and Officers

      As of ________________, 2010, the Trustees of the Fund beneficially owned the following number of Shares of each Fund as set forth below:

TRUSTEE                            HIGH INCOME FUND            HIGH INCOME FUND II          HIGH INCOME FUND II
INTERESTED TRUSTEE
James A. Bowen
INDEPENDENT TRUSTEES
Richard E. Erickson
Thomas R. Kadlec
Robert F. Keith
Neil B. Nielson

      As of ________________, 2010, (1) each Trustee beneficially owned less than 1% of the outstanding Shares of each Fund and (2) the Trustees and officers as a group beneficially owned _____ Shares of the High Income Fund, _____ Shares of the High Income Fund II and _____ Shares of the High Income Fund III, which, in each case is less than 1% of the respective Fund's outstanding Shares.

SHAREHOLDER PROPOSALS

      To be considered for presentation at the Annual Meeting of Shareholders of the Funds to be held in 2011, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of the Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, not later than November 22, 2010.

      Any proposals by shareholders may only be brought before an annual meeting of a Fund if timely written notice (the "Shareholder Notice") is provided to the Secretary of the Fund. In accordance with the advance notice provisions included in each Fund's By-Laws, unless a greater or lesser period is required under applicable law, to be timely, the Shareholder Notice must be delivered to or mailed and received at the Fund's address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, Attn: W. Scott Jardine, not less than forty-five (45) days nor more than sixty (60) days prior to the first anniversary date of the date of the proxy statement released to shareholders for the preceding year's annual meeting. However, if and only if the annual meeting is not scheduled to be held within a period that commences thirty (30) days before the first anniversary date of the annual meeting for the preceding year and ends thirty
(30) days after such anniversary date (an annual meeting date outside such period being referred to herein as an "Other Annual Meeting Date"), such Shareholder Notice must be given as described above by the later of the close of business on (i) the date forty-five (45) days prior to such Other Annual Meeting Date or (ii) the tenth (10th) business day following the date such Other Annual Meeting Date is first publicly announced or disclosed.

      Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

SHAREHOLDER COMMUNICATIONS

      Shareholders of each Fund who want to communicate with the Board of Trustees or any individual Trustee should write the respective Fund to the attention of the Fund Secretary, W. Scott Jardine. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Trustee and so indicates, it will be sent only to that Trustee. If a communication does not indicate a specific Trustee, it will be sent to the chair of the Nominating and Governance Committee of the Board and the independent legal counsel to the Independent Trustees for further distribution as deemed appropriate by such persons.

FISCAL YEAR

      The fiscal year end for each Fund is October 31.

DELIVERY OF CERTAIN DOCUMENTS

      Annual reports will be sent to shareholders of record of each Fund following each Fund's respective fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to the applicable Fund at 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187 or by calling (800) 988-5891.

      Please note that only one annual or semi-annual report, proxy statement or Notice of Internet Availability of Proxy Materials, as applicable, may be delivered to two or more shareholders of a Fund who share an address, unless such Fund has received instructions to the contrary. To request a separate copy of an annual or semi-annual report, proxy statement or Notice of Internet Availability of Proxy Materials, as applicable, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the Fund at the address and phone number set forth above. Pursuant to a request, a separate copy will be delivered promptly.

                    OTHER MATTERS TO COME BEFORE THE MEETING

      No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote thereon according to their best judgment in the interests of the Fund.

Dated:

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IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR ALTERNATIVELY, TO VOTE BY TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD.

IF YOU NEED ANY ASSISTANCE, OR HAVE ANY QUESTIONS REGARDING THE PROPOSALS OR HOW TO VOTE YOUR SHARES, CALL THE FUNDS' PROXY SOLICITOR, THE ALTMAN GROUP, INC., AT __________________ WEEKDAYS FROM 9:00 A.M. TO 10:00 P.M. EASTERN TIME.
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                                                                      EXHIBIT A

                                    FORM OF
                        INVESTMENT MANAGEMENT AGREEMENT

      INVESTMENT MANAGEMENT AGREEMENT made this [ ] day of [ ], by and between FIRST TRUST STRATEGIC HIGH INCOME FUND [II] [III], a Massachusetts business trust (the "Fund"), and FIRST TRUST ADVISORS L.P., an Illinois limited partnership (the "Adviser").

                                  WITNESSETH:

      In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

       1. The Fund hereby engages the Adviser to act as the investment adviser for, and to manage the investment and reinvestment of the assets of, the Fund in accordance with the Fund's investment objectives and policies and limitations, and to administer the Fund's affairs to the extent requested by and subject to the supervision of the Board of Trustees of the Fund for the period and upon the terms herein set forth. The investment of the Fund's assets shall be subject to the Fund's policies, restrictions and limitations with respect to securities investments as set forth in the Fund's most recent effective registration statement under the Investment Company Act of l940 (the "1940 Act"), and all applicable laws and the regulations of the Securities and Exchange Commission relating to the management of registered closed-end management investment companies.

      The Adviser accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund's transfer agent, administrator or other service providers) for the Fund, to permit any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions, and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall at its own expense furnish all executive and other personnel, office space, and office facilities required to render the investment management and administrative services set forth in this Agreement. In the event that the Adviser pays or assumes any expenses of the Fund not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or similar expense in the future; provided that nothing contained herein shall be deemed to relieve the Adviser of any obligation to the Fund under any separate agreement or arrangement between the parties.

       2. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Fund in any way, nor otherwise be deemed an agent of the Fund.

       3. For the services and facilities described in Section 1, the Fund will pay to the Adviser, at the end of each calendar month, and the Adviser agrees to accept as full compensation therefor, an investment management fee equal to the annual rate of .90% of the Fund's Managed Assets, as such term is defined herein. "Managed Assets" means the average daily gross asset value of the Fund which includes assets attributable to the Fund's Preferred Shares (as such term is defined in the Fund's prospectus), if any, and the principal amount of borrowings, minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of outstanding Preferred Shares).

      For the month and year in which this Agreement becomes effective, or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement shall have been in effect during the month and year, respectively. The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

       4. The Adviser shall arrange for suitably qualified officers or employees of the Adviser to serve, without compensation from the Fund, as trustees, officers or agents of the Fund, if duly elected or appointed to such positions, and subject to their individual consent and to any limitations imposed by law.

       5. For purposes of this Agreement, brokerage commissions paid by the Fund upon the purchase or sale of the Fund's portfolio securities shall be considered a cost of securities of the Fund and shall be paid by the Fund.

       6. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of the Fund's securities on behalf of the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. Subject to approval by the Fund's Board of Trustees and to the extent permitted by and in conformance with applicable law (including Rule 17e-1 of the 1940 Act), the Adviser may select brokers or dealers affiliated with the Adviser. It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Adviser's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

      In addition, the Adviser may, to the extent permitted by applicable law, aggregate purchase and sale orders of securities with similar orders being made simultaneously for other accounts managed by the Adviser or its affiliates, if in the Adviser's reasonable judgment such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the selling or purchase price, brokerage commissions and other expenses. In the event that a purchase or sale of an asset of the Fund occurs as part of any aggregate sale or purchase orders, the objective of the Adviser and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in an equitable manner. Nevertheless, the Fund acknowledges that under some circumstances, such allocation may adversely affect the Fund with respect to the price or size of the securities positions obtainable or salable. Whenever the Fund and one or more other investment advisory clients of the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, the Adviser and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client.

      The Adviser will not arrange purchases or sales of securities between the Fund and other accounts advised by the Adviser or its affiliates unless (a) such purchases or sales are in accordance with applicable law (including Rule 17a-7 of the 1940 Act) and the Fund's policies and procedures, (b) the Adviser determines the purchase or sale is in the best interests of the Fund, and (c) the Fund's Board of Trustees have approved these types of transactions.

      To the extent the Fund seeks to adopt, amend or eliminate any objectives, policies, restrictions or procedures in a manner that modifies or restricts Adviser's authority regarding the execution of the Fund's portfolio transactions, the Fund agrees to use reasonable commercial efforts to consult with the Adviser regarding the modifications or restrictions prior to such adoption, amendment or elimination.

      The Adviser will communicate to the officers and trustees of the Fund such information relating to transactions for the Fund as they may reasonably request. In no instance will portfolio securities be purchased by or sold to the Adviser or any affiliated person of either the Fund or the Adviser, except as may be permitted under the 1940 Act.

         The Adviser further agrees that it:

             (a) will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

             (b) will conform in all material respects to all applicable rules and regulations of the Securities and Exchange Commission and comply in all material respects with all policies and procedures adopted by the Board of Trustees for the Fund and communicated to the Adviser and, in addition, will conduct its activities under this Agreement in all material respects in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

             (c) will report regularly to the Board of Trustees of the Fund (generally on a quarterly basis) and will make appropriate persons available for the purpose of reviewing with representatives of the Board of Trustees on a regular basis at reasonable times the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund's investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Board of Trustees of the Fund; and

             (d) will prepare and maintain such books and records with respect to the Fund's securities and other transactions as required under applicable law and will prepare and furnish the Fund's Board of Trustees such periodic and special reports as the Board of Trustees may reasonably request. The Adviser further agrees that all records which it maintains for the Fund are the property of the Fund and the Adviser will surrender promptly to the Fund any such records upon the request of the Fund (provided, however, that Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the
      Fund) to the extent required under Rule 204-2 of the Investment Advisers Act of 1940 or other applicable law.

       7. Subject to applicable statutes and regulations, it is understood that officers, trustees, or agents of the Fund are, or may be, interested persons (as such term is defined in the 1940 Act and rules and regulations thereunder) of the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested persons of the Fund otherwise than as trustees, officers or agents.

       8. The Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

       9. Subject to obtaining the initial and periodic approvals required under
Section 15 of the 1940 Act, the Adviser may retain one or more sub-advisers at the Adviser's own cost and expense for the purpose of furnishing one or more of the services described in Section 1 hereof with respect to the Fund. Retention of a sub-adviser shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall be responsible to the Fund for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

      10. The Fund acknowledges that the Adviser now acts, and intends in the future to act, as an investment adviser to other managed accounts and as investment adviser or investment sub-adviser to one or more other investment companies. In addition, the Fund acknowledges that the persons employed by the Adviser to assist in the Adviser's duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts and for managing its own accounts.

      11. This Agreement shall be effective on the date provided above, provided it has been approved by a vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements of the 1940 Act. This Agreement shall continue in effect until the two-year anniversary of the date of its effectiveness, unless and until terminated by either party as hereinafter provided, and shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, in the manner required by the 1940 Act.

      This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty by the Fund or by the Adviser upon sixty (60) days' written notice to the other party. The Fund may effect termination by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice. This Agreement may be terminated, at any time, without the payment of any penalty, by the Board of Trustees of the Fund, or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the material covenants of the Adviser set forth herein. Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation, described in Section 3, earned prior to such termination and for any additional period during which the Adviser serves as such for the Fund, subject to applicable law. The terms "assignment" and "vote of the majority of outstanding voting securities" shall have the same meanings set forth in the 1940 Act and the rules and regulations thereunder.

      12. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.

      13. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for receipt of such notice.

      14. All parties hereto are expressly put on notice of the Fund's Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts and the limitation of shareholder and trustee liability contained therein. This Agreement is executed on behalf of the Fund by the Fund's officers as officers and not individually and the obligations imposed upon the Fund by this Agreement are not binding upon any of the Fund's Trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund for the enforcement of any claims.

      15. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 14 hereof which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

      IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed on the day and year above written.

                                    FIRST TRUST STRATEGIC HIGH INCOME
                                       FUND [II] [III]



                                    By:__________________________
                                    Name: James A. Bowen
                                    Title:  President

ATTEST:  _________________________
Name:  Mark R. Bradley
Title:   Chief Financial Officer

                                    FIRST TRUST ADVISORS L.P.



                                    By:__________________________
                                    Name: James A. Bowen
                                    Title:  President

ATTEST:  _________________________
Name:  Mark R. Bradley
Title:   Chief Financial Officer

                                                                      EXHIBIT B


                                    FORM OF
                       INVESTMENT SUB-ADVISORY AGREEMENT

      AGREEMENT made as of this [ ] day of [ ] by and among First Trust Strategic High Income Fund [II] [III], a Massachusetts business trust (the "Fund"), First Trust Advisors L.P., an Illinois limited partnership (the "Manager") and a registered investment adviser with the Securities and Exchange Commission ("SEC"), and Brookfield Investment Management Inc., a Delaware corporation and a registered investment adviser with the SEC (the
"Sub-Adviser").

      WHEREAS, the Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

      WHEREAS, the Fund has retained the Manager to serve as the investment manager for the Fund pursuant to an Investment Management Agreement between the Manager and the Fund (as such agreement may be modified from time to time, the "Management Agreement");

      WHEREAS, the Management Agreement provides that the Manager may, subject to the initial and periodic approvals required under Section 15 of the 1940 Act, appoint a sub-adviser at its own cost and expense for the purpose of furnishing certain services required under the Management Agreement;

      WHEREAS, the Fund and the Manager desire to retain the Sub-Adviser to furnish investment advisory services for the Fund's investment portfolio, upon the terms and conditions hereafter set forth;

      NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

       1. Appointment. The Fund and the Manager hereby appoint the Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. The Sub-Adviser shall, for all purposes herein provided, be deemed an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Fund or the Manager in any way, nor otherwise be deemed an agent of the Fund or the Manager.

       2. Services to Be Performed. Subject always to the supervision of the Fund's Board of Trustees and the Manager, the Sub-Adviser will act as sub-adviser for, and manage on a discretionary basis the investment and reinvestment of the assets of the Fund, furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the Fund's investment portfolio, all on behalf of the Fund and as described in the Fund's most recent registration statement on Form N-2 as declared effective by the SEC, and as the same may thereafter be amended from time to time. In the performance of its duties, the Sub-Adviser will in all material respects (a) satisfy any applicable fiduciary duties it may have to the

Fund, (b) monitor the Fund's investments (provided that except for the compliance responsibilities of the Sub-Adviser with respect to the portfolio services described in the first sentence of this Section 2, the Manager shall remain responsible for the oversight of compliance with the Fund's policies and procedures and its Prospectus and Statement of Additional Information), (c) comply with the provisions of the Fund's Declaration of Trust and By-laws, as amended from time to time and communicated by the Fund or the Manager to the Sub-Adviser in writing, and the stated investment objectives, policies and restrictions of the Fund as such objectives, policies and restrictions may subsequently be changed by the Fund's Board of Trustees and communicated by the Fund or the Manager to the Sub-Adviser in writing, and (d) assist in the valuation of portfolio securities held by the Fund as requested by the Manager or the Fund; provided that prices derived from third parties are the responsibility of such third parties and do not reflect the professional opinion of the Sub-Adviser, and information provided by the Sub-Adviser that may be used to determine "fair value" prices are solely the reflection of the Sub-Adviser's professional opinion and the Fund and the Manager are free to accept or reject this information; the Sub-Adviser is not solely responsible for the pricing of the Fund's securities. The Fund or the Manager has provided the Sub-Adviser with current copies of the Fund's Declaration of Trust, By-laws, prospectus, statement of additional information and any amendments thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to the Sub-Adviser's performance under this Agreement.

      The Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio investments for the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. Subject to approval by the Fund's Board of Trustees and compliance with the policies and procedures adopted by the Board of Trustees for the Fund and to the extent permitted by and in conformance with applicable law (including Rule 17e-1 of the 1940 Act), the Sub-Adviser may select brokers or dealers affiliated with the Sub-Adviser. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion.

      In addition, the Sub-Adviser may, to the extent permitted by applicable law, aggregate purchase and sale orders of securities placed with respect to the assets of the Fund with similar orders being made simultaneously for other accounts managed by the Sub-Adviser or its affiliates, if in the Sub-Adviser's reasonable judgment such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the selling or purchase price, brokerage commissions and other expenses. In the event that a purchase or sale of an asset of the Fund occurs as part of any aggregate sale or purchase orders, the objective of the Sub-Adviser and any of its affiliates involved in such transaction shall be to allocate the securities so purchased or sold, as well as expenses incurred in the transaction, among the Fund and other accounts in a fair and equitable manner. Nevertheless, the Fund and the Manager acknowledge that under some circumstances, such allocation may adversely affect the Fund with respect to the price or size of the securities positions obtainable or salable, and neither the Fund nor the Manager shall object to any such fair and equitable allocation. Whenever the Fund and one or more other investment advisory clients of the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by the Sub-Adviser to be equitable to each, although such allocation may result in a delay in one or more client accounts being fully invested that would not occur if such an allocation were not made. Moreover, it is possible that due to differing investment objectives or for other reasons, the Sub-Adviser and its affiliates may purchase securities of an issuer for one client and at approximately the same time recommend selling or sell the same or similar types of securities for another client.

      Unless the Fund's Board of Trustees determines otherwise, the Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities which assets of the Fund's investment portfolio allocated by the Manager to the Sub-Adviser are invested, consistent with the Sub-Adviser's written Proxy Policies and Procedures. The Sub-Adviser will maintain appropriate records in accordance with applicable law detailing its voting of proxies on behalf of the Fund and upon request will provide a report setting forth the proposals voted on and how the Fund's shares were voted, including the name of the corresponding issuers.

      The Sub-Adviser will not arrange purchases or sales of securities between the Fund and other accounts advised by the Sub-Adviser or its affiliates unless
(a) such purchases or sales are in accordance with applicable law (including Rule 17a-7 of the 1940 Act) and the Fund's policies and procedures, (b) the Sub-Adviser reasonably believes the purchase or sale is in the best interests of the Fund, and (c) the Fund's Board of Trustees has approved these types of transactions.

      The Fund may adopt policies and procedures that modify or restrict the Sub-Adviser's authority regarding the execution of the Fund's portfolio transactions provided herein. However, no such policy or procedure shall be binding on the Sub-Adviser unless it is communicated to the Sub-Adviser in writing.

      The Sub-Adviser will communicate to the officers and Trustees of the Fund such information relating to transactions for the Fund as they may reasonably request. In no instance will the Fund's portfolio securities be knowingly purchased from or sold to the Manager, the Sub-Adviser or any affiliated person of any of the Fund, the Manager, or the Sub-Adviser, except as may be permitted under the 1940 Act.

         The Sub-Adviser further agrees that it:

             (a) will use the same degree of skill and care in providing such services as it uses in providing services to other accounts for which it has investment responsibilities under the Investment Advisers Act of 1940;

             (b) will (i) conform in all material respects to all applicable rules and regulations of the SEC, (ii) comply in all material respects with all policies and procedures adopted by the Board of Trustees for the Fund and communicated to the Sub-Adviser in writing and (iii) conduct its activities under this Agreement in all material respects in accordance with any applicable law and regulations of any governmental authority pertaining to its investment advisory activities;

             (c) will report to the Manager and to the Board of Trustees of the Fund on a quarterly basis and will make appropriate persons available for the purpose of reviewing with representatives of the Manager and the Board of Trustees on a regular basis at such times as the Manager or the Board of Trustees may reasonably request in writing regarding the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund's investment portfolio in relation to relevant standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by the Manager or the Board of Trustees of the Fund; and

             (d) will prepare and maintain such books and records with respect to the Fund's securities and other transactions for the Fund's investment portfolio as required for registered investment advisers under applicable law or as otherwise reasonably agreed to by the parties and will prepare and furnish the Manager and the Fund's Board of Trustees such periodic and special reports as the Board or the Manager may reasonably request. The Sub-Adviser further agrees that all records that it maintains for the Fund are the property of the Fund and the Sub-Adviser will surrender promptly to the Fund any such records upon the request of the Manager or the Fund (provided, however, that the Sub-Adviser shall be permitted to retain copies thereof); and shall be permitted to retain originals (with copies to the Fund) to the extent required under Rule 204-2 of the Investment Advisers Act of 1940 or other applicable law.

       3. Expenses. During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and other assets (including brokerage commissions, transfer fees, registration costs, taxes and other similar costs and transaction-related expenses and fees arising out of transactions for the Fund, if any) purchased for the Fund. Moreover, the Sub-Adviser shall not be responsible for payment of any taxes due on capital or income held or collected for the Fund.

       4. Additional Sub-Advisers. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act and the approval of the Manager, the Sub-Adviser may retain one or more additional sub-advisers at the Sub-Adviser's own cost and expense for the purpose of furnishing one or more of the services described in Section 2 hereof with respect to the Fund. Retention of a sub-adviser hereunder shall in no way reduce the responsibilities or obligations of the Sub-Adviser under this Agreement and the Sub-Adviser shall be responsible to the Fund for all acts or omissions of any sub-adviser in connection with the performance of the Sub-Adviser's duties hereunder.

       5. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Manager will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee (the "Management Fee") equal to the annual rate of 0.45% of the Fund's Managed Assets (as defined below). For purposes of calculating the Management Fee, Managed Assets means the average daily gross asset value of the Fund (including assets attributable to the Fund's Preferred Shares (as such term is defined in the Fund's prospectus), if any, and the principal amount of borrowings, if any), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund). For purposes of determining Managed Assets, the liquidation preference of any outstanding Preferred Shares of the Fund is not treated as a liability. The Management Fee shall be payable in arrears on or about the first day of each month during the term of this Agreement.

      For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

       6. Custodian. The assets subject to this Agreement shall be held by the Custodian of the Fund ("Custodian") or by a central depository selected by the Custodian. In no event shall the Sub-Adviser have the power or authority to take custody or possession of any assets of the Fund. The Sub-Adviser is authorized to give instructions to the current or any successor Custodian with respect to all investment decisions regarding such assets. The Sub-Adviser will promptly notify the Custodian of all securities transactions for the Fund and will cooperate with the Custodian in supplying all reasonable information required by the Custodian. All transactions will be consummated by payment or delivery to the Custodian of all cash or securities due to or from the Fund. In the event that any cash or securities are delivered to the Sub-Adviser, the Sub-Adviser will promptly deliver the same over to the Custodian. The Sub-Adviser will instruct all brokers executing orders on behalf of the Fund to forward to the Custodian copies of all brokerage confirmations promptly after execution of each transaction. The Fund will not change the Custodian without giving the Sub-Adviser reasonable prior notice of its intention to do so together with the name of, and other relevant information with respect to, the new Custodian.

       7. Services to Others. The Fund and the Manager acknowledge that the Sub-Adviser now acts, or may in the future act, as an investment adviser to other managed accounts and as investment adviser or investment sub-adviser to one or more other investment companies as set forth in the Sub-Adviser's Form ADV, Part II. In addition, the Fund and the Manager acknowledge that the persons employed by the Sub-Adviser to assist in the Sub-Adviser's duties under this Agreement will not devote their full time to such efforts. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts and for managing its own accounts.

          8. Representations and Warranties.

          (i) Each of the Fund, the Manager and the Sub-Adviser represent and warrant with respect to itself as follows:

            (a) This Agreement has been duly authorized, executed and delivered by such party and constitutes its valid and binding obligation, enforceable in accordance with its terms;

            (b) No governmental authorizations, approvals or consents are required in connection with the execution, delivery or performance of this Agreement by such party;

            (c) To the best of such party's knowledge, there is neither pending nor threatened in writing any action, suit, proceeding or investigation before or by any court or governmental, regulatory, self-regulatory, arbitration or exchange body related to the Fund to which the Manager, the Sub-Adviser and/or the Fund is a party or to which any of its assets are subject, other than what has been previously disclosed to the other parties to this Agreement at the time of the execution and delivery of this Agreement; and

            (d) The foregoing representations and warranties (other than the representation and warranty in clause (b) above) shall be continuing, and if any of them shall cease to be true and accurate in any material respect, such party shall immediately give notice of such to the other parties to this Agreement.

          (ii) Each of the Manager and the Sub-Adviser represents and warrants to each other that such party is registered with the SEC under the U.S. Investment Advisers Act of 1940, as amended, as an "investment adviser".

       9. Limitation of Liability; Indemnification. The Sub-Adviser shall not be liable for, and the Fund and the Manager will not take any action against the Sub-Adviser to hold the Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund or the Manager (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Adviser's duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

      The Fund will indemnify and hold harmless the Sub-Adviser, its affiliates and their directors, officers, employees, agents and any person controlled by or controlling the Sub-Adviser from and against, any and all losses, claims, damages, liabilities or litigation (including reasonable attorney's fees and expenses) (collectively, "Losses") incurred by the Sub-Adviser directly relating to the actions of any previous sub-adviser of the Fund, including any claims by third parties (including, but not limited to, any claims made or actions brought by any administrative or regulatory authority) relating to, arising from or premised on any Losses arising out of or relating to the Fund's investments in any securities that were owned by the Fund on June 29, 2009 (provided that such indemnification arising from or premised on any Losses arising out of or relating to the Fund's investments in any securities that were owned by the Fund on June 29, 2009 shall not apply in the event that such Losses are finally judicially determined to have resulted from the willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement). The Sub-Adviser shall give the Fund prompt notice of any claim asserted or threatened against the Sub-Adviser with respect to which the Sub-Adviser intends to seek indemnification from the Fund as herein provided. The Fund shall be entitled to participate at its own expense in the defense of such action. In addition, if the Fund notifies the Sub-Adviser in writing within a reasonable time after the Fund receives such notice, the Fund may assume the defense of such action with counsel chosen by the Fund which counsel is reasonably acceptable to the Sub-Adviser. Nothing in this Agreement shall in any way constitute a waiver or limitation of any rights which the Fund may have under federal securities laws.

      10. Term; Termination. This Agreement shall become effective on the date provided above (the "Effective Date") provided that it has been approved in the manner required by the 1940 Act, and shall remain in full force until the two-year anniversary following the date of its effectiveness unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

      This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Manager or the Sub-Adviser upon sixty (60) days' written notice to the other parties. This Agreement may also be terminated by the Fund by action of the Board of Trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund upon sixty (60) days' written notice to the Sub-Adviser by the Fund without payment of any penalty.

      This Agreement may be terminated at any time without the payment of any penalty by the Manager, the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action that results in a breach of the material covenants of the Sub-Adviser set forth herein.

      The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations promulgated thereunder.

      Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 5 earned prior to such termination and for any additional period during which the Sub-Adviser serves as such for the Fund, subject to applicable law.

      11. Compliance Certification. From time to time the Sub-Adviser shall provide such certifications with respect to Rule 38a-1 under the 1940 Act as are reasonably requested by the Fund or Manager. In addition, the Sub-Adviser will, from time to time, provide a written assessment of its compliance program in conformity with current industry standards that is reasonably acceptable to the Fund to enable the Fund to fulfill its obligations under Rule 38a-1 under the 1940 Act.

      12. Notice. Any notice under this Agreement shall be sufficient in all respects if given in writing and delivered by commercial courier providing proof of delivery and addressed as follows or addressed to such other person or address as such party may designate in writing for receipt of such notice.

If to the Manager or the Fund:                        If to the Sub-Adviser:

First Trust Strategic High Income Fund [II] [III]     Brookfield Investment Management Inc.
First Trust Advisors L.P.                             Three World Financial Center
120 E. Liberty Drive, Suite 400                       200 Vesey Street, 10th Floor
Wheaton, Illinois 60187                               New York, New York 10281-1010
Attention:  Secretary                                 Attention: General Counsel

      13. Limitations on Liability. All parties hereto are expressly put on notice of the Fund's Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and Trustee liability contained therein, a copy of which has been provided to the Sub-Adviser prior to the date hereof. This Agreement is executed on behalf of the Fund by the Fund's officers in their capacity as officers and not individually and is not binding upon any of the Trustees, officers or shareholders of the Fund individually but the obligations imposed upon the Fund by this Agreement are binding only upon the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund for the enforcement of any claims.

      14. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

      15. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 13 hereof, which shall be construed in accordance with the laws of the Commonwealth of Massachusetts) the laws of the State of Illinois, without regard to its conflict of laws principles.

      16. Amendment, Etc. This Agreement may only be amended, or its provisions modified or waived, in a writing signed by the party against which such amendment, modification or waiver is sought to be enforced.

      17. Authority. Each party represents to the others that it is duly authorized and fully empowered to execute, deliver and perform its obligations under this Agreement. The Fund represents that engagement of the Sub-Adviser has been duly authorized by the Fund and is in accordance with the Fund's Declaration of Trust and other governing documents of the Fund.

      18. Severability. Each provision of this Agreement is intended to be severable from the others so that if any provision or term hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remaining provisions and terms hereof; provided, however, that the provisions governing payment of the Management Fee described in Section 5 are not severable.

      19. Entire Agreement. This Agreement constitutes the sole and entire agreement of the parties hereto with respect to the subject matter expressly set forth herein.

      IN WITNESS WHEREOF, the Fund, the Manager and the Sub-Adviser each have caused this Agreement to be executed as of the day and year first above written.

FIRST TRUST ADVISORS L.P.                 BROOKFIELD INVESTMENT MANAGEMENT INC.

By________________________________        By_____________________________
     Title:_______________________             Title: ___________________



FIRST TRUST STRATEGIC HIGH INCOME FUND [II] [III]

By________________________________
     Title:_______________________

FORM OF PROXY CARD
------------------


                     FIRST TRUST STRATEGIC HIGH INCOME FUND

 Proxy Ballot for Joint Special Meetings of Shareholders - _____________, 2010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES

The undersigned holder of Common Shares of the First Trust Strategic High Income Fund (the "Fund"), a Massachusetts business trust, hereby appoints W. Scott Jardine, Mark R. Bradley, Kristi A. Maher, James M. Dykas and Erin E. Chapman as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Joint Special Meetings of Shareholders of the Fund (the "Meeting") to be held at the offices of First Trust Advisors L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, at ________ Central time on the date indicated above, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Joint Special Meetings of Shareholders and Proxy Statement dated ___________, 2010, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting (including, but not limited to, any questions as to adjournment or postponement of the Meeting). A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.



                                     THIS  PROXY, WHEN PROPERLY EXECUTED, WILL
                                     BE VOTED IN THE MANNER DIRECTED BY THE
Registration dynamically             UNDERSIGNED SHAREHOLDER. IF NO DIRECTION
     printed here                    IS MADE, THIS PROXY WILL BE VOTED FOR
                                     THE PROPOSAL SET FORTH.

                                     PLEASE  VOTE,  DATE AND SIGN ON REVERSE
                                     SIDE AND RETURN PROMPTLY IN THE ENCLOSED
                                     ENVELOPE.


               PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH
--------------------------------------------------------------------------------

                     FIRST TRUST STRATEGIC HIGH INCOME FUND

   Proxy Ballot for Joint Special Meetings of Shareholders - __________, 2010



VOTE BY PHONE OR BY MAIL!

CALL: TO VOTE YOUR PROXY BY PHONE, CALL OUR TOLL-FREE PROXY HOTLINE AT
      1-__________. REPRESENTATIVES ARE AVAILABLE TO RECORD YOUR VOTE MONDAY THROUGH FRIDAY 9:00 A.M. TO 10:00 P.M. EASTERN TIME.

MAIL: TO VOTE YOUR PROXY BY MAIL, MARK THE APPROPRIATE VOTING BOX ON THE REVERSE
      SIDE OF THIS PROXY BALLOT, SIGN AND DATE THE BALLOT AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR MAIL TO: THE ALTMAN GROUP, P.O. BOX ___, LYNDHURST, NJ 07071.

Please be sure to sign and date this proxy. Please sign exactly as your name appears on this proxy. When shares are held by joint tenants, either may sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give full title as such.

PLEASE MARK YOUR VOTE ON THE REVERSE OF THIS PROXY BALLOT.

__________________________________________________________
Shareholder sign here

__________________________________________________________
Joint owner sign here

__________________________________________________________
Date:

FIRST TRUST STRATEGIC HIGH INCOME FUND

                                                         CONTROL NUMBER
                                                  -----------------------------
                                                          123456789123
                                                  -----------------------------
     WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION TO
      THIS MATTER WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

THE PROXY BALLOT MUST BE SIGNED AND DATED ON THE REVERSE SIDE FOR YOUR INSTRUCTIONS TO BE COUNTED AND WILL BE VOTED IN THE MANNER INDICATED. IF NO INSTRUCTION HAS BEEN INDICATED BELOW, A VOTE WILL BE CAST "FOR" THE PROPOSAL. PLEASE COMPLETE AND RETURN THIS PROXY BALLOT PROMPTLY.

PLEASE MARK YOUR VOTE AS INDICATED IN THIS EXAMPLE [ ]

                                                       FOR    AGAINST   ABSTAIN

Proposal - The Board of Trustees recommends a vote FOR the Proposal to approve a new Investment Advisory Agreement for the Fund with First Trust Advisors L.P.

Approval of New Investment Advisory Agreement          [ ]      [ ]       [ ]

Proposal - The Board of Trustees recommends a vote FOR the Proposal to approve a new Investment Sub-Advisory Agreement for the Fund with Brookfield Investment Management Inc.

Approval of New Investment Sub-Advisory Agreement      [ ]      [ ]       [ ]


NON-VOTING ITEMS

MEETING ATTENDANCE - Mark the box to the right if you plan to attend the Joint Special Meetings [ ]

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(BARCODE HERE)                 (TAGID HERE)                        (CUSIP HERE)